UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2006

Harley-Davidson Customer Funding Corp.

(Sponsor and Depositor)

Harley-Davidson Motorcycle Trust 2006-2

(Issuing Entity)

Delaware	333-124935-03	51-6570600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware	19890-0001
(Address of principal executive offices)	(Zip Code)

(302) 651-1000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Item 9.01 of the Current Report on Form 8-K of Harley-Davidson Motorcycle Trust 2006-2, as Issuer, filed June 6, 2006, is amended in its entirety as follows for the purpose of restating Exhibit 10.2 to correct a clerical error:

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements: None

(b)	Pro Forma Financial Information: None

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Document
4.1	Trust Agreement dated as of May 2, 2006 between Harley-Davidson Customer Funding Corp. (“CFC”) and Wilmington Trust Company*
4.2	Indenture dated as of May 1, 2006 between the Trust and The Bank of New York Trust Company, N.A. (the “Indenture Trustee”)*
10.1	Transfer and Sale Agreement dated as of May 1, 2006 between Harley-Davidson Credit Corp. (“HDCC”) and CFC*
10.2	Sale and Servicing Agreement dated as of May 1, 2006 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement dated as of May 1, 2006 among the Trust, HDCC, CFC and the Indenture Trustee*
10.4	Underwriting Agreement dated as of May 23, 2006 among CFC, HDCC and J.P. Morgan Securities Inc., as representative for the several underwriters*

* previously filed as an exhibit to the Current Report on Form 8-K of Harley-Davidson Motorcycle Trust 2006-2 filed June 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON MOTORCYCLE TRUST 2006-2

By:	Harley-Davidson Credit Corp.,
as Administrator

By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Vice President and Treasurer

June 13, 2006

EXHIBIT INDEX

Exhibit No.	Document
4.1	Trust Agreement dated as of May 2, 2006 between Harley-Davidson Customer Funding Corp. (“CFC”) and Wilmington Trust Company*
4.2	Indenture dated as of May 1, 2006 between the Trust and The Bank of New York Trust Company, N.A. (the “Indenture Trustee”)*
10.1	Transfer and Sale Agreement dated as of May 1, 2006 between Harley-Davidson Credit Corp. (“HDCC”) and CFC*
10.2	Sale and Servicing Agreement dated as of May 1, 2006 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement dated as of May 1, 2006 among the Trust, HDCC, CFC and the Indenture Trustee*
10.4	Underwriting Agreement dated as of May 23, 2006 among CFC, HDCC and J.P. Morgan Securities Inc., as representative for the several underwriters*

* previously filed as an exhibit to the Current Report on Form 8-K of Harley-Davidson Motorcycle Trust 2006-2 filed June 6, 2006.